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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                     __________

                                     FORM 8 - K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the

                        Securities and Exchange Act of 1934

     Date of Report (Date of earliest event reported)       June 25, 1998
                                                          -----------------

               MENLO ACQUISITION CORP.  FDBA  FOCUS SURGERY, INC.
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               (Exact name of registrant as specified in charter)

                DELAWARE                      0-22136           77-0332937
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    (State or other jurisdiction of      (Commission File     (IRS Employer
             incorporation)                   Number)      Identification No.)

        113 TYNAN WAY, PORTOLA VALLEY, CA                         94028
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    (Address of principal executive offices)                   (Zip Code)

    Registrant's telephone number, including area code        (650) 529-0730
                                                            ------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

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ITEM NO.3      BANKRUPTCY OR RECEIVERSHIP

     On February 9, 1996, the Company filed a petition for relief under Chapter 11 of the United States Bankruptcy Code for the Northern District of California, Oakland Division (the "Bankruptcy Court"). On August 12, 1996, the Company with Bankruptcy Court approval sold substantially all of its assets to Takai Hospital Supply, Inc. and thereafter changed its name to Menlo Acquisition Corporation.

     On June 5, 1998, the Company notified all of its creditors and equity security holders that it had filed with the Bankruptcy Court a proposed Plan of Reorganization ("the Plan") and a proposed Debtor's Disclosure Statement ("Disclosure Statement") with the Bankruptcy Court.

     The Plan contemplates the consummation of a transaction wherein (i) all of the Company's existing equity securities will be cancelled and (ii) the Company will acquire substantially all of the outstanding equity securities of Environmental Waste Management Associates, Inc.; Environmental Waste Associates, LLC; Integrated Analytical Laboratories, Inc.; and Integrated Analytical Laboratories, LLC in exchange for 95% of the new common stock of the reorganized Company to be issued under the Plan. The remaining 5% of the new common stock will be distributed pro rata to the Company's existing shareholders. Copies of the Plan and Disclosure Statement are available upon written request made to:

          Patrick M. Costello
          Murray & Murray, A Professional Corporation
          3030 Hansen Way, Suite 200
          Palo Alto, CA 94304-1009
          (Facsimile: 650-852-9244)

     Creditors to the Company have already been paid the principal amount of their claims and will receive up to three years interest at 6% per annum upon confirmation of the Plan.

     The Company will solicit acceptance of the Plan by both creditors and shareholders and must obtain confirmation of the Plan by the Bankruptcy Court before the Plan becomes effective.

     The Company will request that the Bankruptcy Court approve the Disclosure Statement for dissemination to creditors and equity security holders on July 8, 1998. The Company will also request that the Bankruptcy Court fix July 8, 1998 as a record date for shareholders for purposes of both voting and distributions under the Plan


ITEM NO. 7     FINANCIAL STATEMENTS AND EXHIBITS

     The Company will file copies of the Plan and Disclosure Statement with the Securities & Exchange Commission under cover of Form 8-K promptly following approval of the Disclosure Statement by the Bankruptcy Court.

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                                     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Menlo Acquisition Corp. FDBA Focus Surgery, Inc.
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                                                   (Registrant)


Date:  June 29, 1998              By:      /s/ RICHARD J. REDETT
                                       -----------------------------------------
                                  Name:  Richard J. Redett
                                  Title:  President and Chief Executive Officer